SUPPLEMENT Dated June 14, 2010
To the Current Prospectus

ING Marathon Plus

Issued By ING Life Insurance and Annuity Company
Through its Variable Annuity Account I

This supplement updates the prospectus. Please read this supplement carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service
Center at 1-800-531-4547.

The changes in this supplement apply to certain investment portfolios that are currently available under your contract.

I. The following changes consist of name changes or subadviser changes. The investment objective of each portfolio is unchanged. The explanatory parentheticals clarify the specific changes for each investment portfolio. Appendix III is hereby amended as follows (with the list of available investment portfolios at the front of the prospectus revised accordingly).

Fund Name and
Investment Adviser/Subadviser	Investment Objective
ING Investors Trust
7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
ING Large Cap Growth Portfolio (formerly known as ING	Seeks long-term capital growth.
Wells Fargo Omega Growth Portfolio, and ING Evergreen
Omega Portfolio)
Investment Adviser: Directed Services LLC
Investment Subadviser: ING Investment Management Co.
(formerly, Wells Capital Management Inc.)
ING Partners, Inc.
7337 East Doubletree Ranch Road, Scottsdale, AZ 85258
ING Van Kampen Equity and Income Portfolio	Seeks total return, consisting of long-term capital appreciation and current income.
Investment Adviser: Directed Services LLC
Investment Subadviser: Invesco Advisers, Inc. (formerly
known as Van Kampen)

IIMARP-10	Page 1 of 2	06/14/2010

Calvert Variable Series, Inc.
c/o Calvert Group 4550 Montgomery Avenue, Bethesda, MD 20814
Calvert VP SRI Balanced Portfolio (formerly known as	A non-diversified portfolio that seeks to achieve a competitive
Calvert Social Balanced Portfolio)	total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and
Investment Adviser: Calvert Asset Management Company,	capital growth opportunity and which satisfy the investment and
Inc.	social criteria.
Investment Subadviser: New Amsterdam Partners LLC
manages the equity portion of the Portfolio; Calvert Asset
Management Company, Inc., manages the fixed-income
portion of the Portfolio and handles allocation of assets and
Portfolio Managers for the Portfolio

II. Effective after the close of business on or about August 20, 2010, the following Disappearing Portfolio will reorganize into and become part of the following Surviving Portfolio:

Disappearing Portfolio	Surviving Portfolio
ING Opportunistic LargeCap Portfolio	ING Growth and Income Portfolio

The reorganization will be administered pursuant to a reorganization agreement, which has been approved by the board of trustees of the Disappearing Portfolio. The reorganization agreement will also be subject to shareholder approval. If shareholder approval is obtained, the reorganization is expected to take place on or about August 20, 2010, resulting in a shareholder of the Disappearing Portfolio becoming a shareholder of the Surviving Portfolio. Each shareholder will thereafter hold shares of the Surviving Portfolio having equal aggregate value as shares of the Disappearing Portfolio, and the Disappearing Portfolio will no longer be available under the contract.

Unless you provide us with alternative allocation instructions, all future allocations directed to the
Disappearing Portfolio will be automatically allocated to the Surviving Portfolio. You may give us alternative allocation instructions at any time by contacting our Customer Service Center at
1-800-531-4547.

As of the relevant effective date noted above, any references in the prospectus to the Disappearing Portfolio as being available under the contract are deleted.

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